UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22893

Fidelity Oxford Street Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2026

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Commodity Strategy Central Fund Fidelity® Commodity Strategy Central Fund

This annual shareholder report contains information about Fidelity® Commodity Strategy Central Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Commodity Strategy Central Fund	$ 1	0.01%
What affected the Fund's performance this period?

•For the 12 months ending July 31, 2026, most commodities gained despite a backdrop of geopolitical uncertainty. The following returns are stated on a total return basis for the three-month forward benchmark components.
•Against this backdrop, the fund benefited from its significant exposure to energy commodities, which gained 21% over the period as geopolitical tensions tightened the supply of oil. Refined petroleum products soared, with low Sulphur gas oil, heating oil and gasoline advancing 95%, 94% and 57%, respectively, according to the benchmark. West Texas intermediate crude (+35%) and Brent crude (+29%) oil also both sharply gained. Natural gas, however, returned about -37%, struggling amid higher supply.
•Precious metals (+33%) performed strongly, with gold and silver gaining 22% and 56%, respectively, according to Bloomberg. Industrial metals (+33%) also had a favorable result. Within the sector, copper (+46%) benefited from tight supply and demand driven by electrification, while zinc (+37%), aluminum (+30%) and nickel (+15%) also posted positive returns. Lead (-7%) struggled.
•Meanwhile, the agriculture sector gained roughly 14% overall, led by soybean oil (+30%), coffee (+30%), soybeans (+25%) and Kansas City wheat (+22%). Soybean meal (+15%), cotton (+14%), wheat (+11%) and corn (+4%) also generated positive results. In contrast, cocoa (-26%) and sugar (-10%) lost ground.
•Livestock, meanwhile, gained 6%, driven by live cattle (+10%). Lean hogs, however, modestly declined, returning -1%.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

Effective September 29, 2025 the fund began comparing its performance to the Bloomberg Commodity 3 Month Forward Total Return Index rather than the Bloomberg Commodity Total Return Index because the Bloomberg Commodity 3 Month Forward Total Return Index conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Commodity Strategy Central Fund	29.06%	9.63%	7.02%
Fidelity Commodity Strategy Linked Index	28.30%	9.36%	6.57%
Bloomberg Commodity 3 Month Forward Total Return Index	28.40%	11.31%	8.91%
Bloomberg Commodity Total Return Index	35.53%	10.57%	7.16%
MSCI ACWI (All Country World Index) Index	22.46%	11.21%	12.72%

Effective September 29, 2025 the fund began comparing its performance to the Bloomberg Commodity 3 Month Forward Total Return Index rather than the Bloomberg Commodity Total Return Index because the Bloomberg Commodity 3 Month Forward Total Return Index conforms more closely to the fund's investment policies.

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$601,672,379
Number of Holdings	55
Total Advisory Fee	$0
Portfolio Turnover	0%
What did the Fund invest in?
(as of July 31, 2026)
COMMODITY SECTOR DIVERSIFICATION (% of Fund's net assets)

Energy - 32.3
Industrial Metals - 25.7
Agriculture - 25.3
Precious Metals - 12.6
Livestock - 4.1

DERIVATIVE EXPOSURE (% of Fund's net assets)
Futures Contracts	48.7
Swaps	64.8

ASSET ALLOCATION (% of Fund's total exposure)

Swaps - 30.4
Futures Contracts - 22.9
Short-Term Investments and Net Other Assets (Liabilities) - 46.7

How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

The fund modified its investment objective during the reporting period.	The fund modified its principal investment strategies during the reporting period.
The fund modified its principal investment risks during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913513.102    2250-TSRA-0926

Item 2.

Code of Ethics

As of the end of the period, July 31, 2026, Fidelity Oxford Street Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Laura M. Bishop is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Bishop is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Commodity Strategy Central Fund (the “Fund”):

Services Billed by PwC

July 31, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Commodity Strategy Central Fund	$63,300	$5,800	$17,700	$2,100

July 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Commodity Strategy Central Fund	$63,900	$5,800	$22,100	$2,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Geode Capital Management, LLC ("Geode") and entities controlling, controlled by, or under common control with Geode (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	July 31, 2026A	July 31, 2025A
Audit-Related Fees	$9,348,700	$9,680,100
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Geode (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2026A	July 31, 2025A
PwC	$14,586,700	$14,667,900

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Geode’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Commodity Strategy Central Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Commodity Strategy Central Fund
Consolidated Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
U.S. Treasury Obligations - 9.8%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bills 0% 10/22/2026 (c)	3.80	9,000,000	8,926,379
US Treasury Bills 0% 8/13/2026 (c)(d)	3.59 to 3.62	27,300,000	27,272,662
US Treasury Bills 0% 9/10/2026 (c)(d)	3.65 to 3.66	4,250,000	4,233,715
US Treasury Bills 0% 9/24/2026 (c)(d)	3.71	10,000,000	9,946,586
US Treasury Bills 0% 9/3/2026 (c)(d)	3.66	8,500,000	8,473,362
TOTAL U.S. TREASURY OBLIGATIONS (Cost $58,839,698)			58,852,704

Money Market Funds - 89.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $535,597,571)	3.69	535,499,343	535,606,443

TOTAL INVESTMENT IN SECURITIES - 98.8% (Cost $594,437,269)	594,459,147
NET OTHER ASSETS (LIABILITIES) - 1.2%	7,213,232
NET ASSETS - 100.0%	601,672,379

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT Corn Contracts (United States)	444	12/2026	10,300,800	(550,940)
CBOT Hard Red Winter Wheat Contracts (United States)	121	12/2026	4,378,688	94,722
CBOT Soybean Contracts (United States)	180	1/2027	10,811,250	(37,629)
CBOT Soybean Meal Contracts (United States)	172	1/2027	5,564,200	111,541
CBOT Soybean Oil Contracts (United States)	171	1/2027	6,858,810	(259,123)
CBOT Wheat Contracts (United States)	189	12/2026	6,213,375	53,189
CEC Gold Bullion Contracts (United States)	60	12/2026	24,649,670	(4,405,779)
CME Lean Hogs Contracts (United States)	94	12/2026	2,845,380	37,964
CME Live Cattle Contracts (United States)	74	12/2026	6,717,720	(143,727)
COMEX Copper Contracts (United States)	78	12/2026	12,930,600	237,410
COMEX Silver Bullion Contracts (United States)	18	12/2026	5,289,750	(2,205,339)
ICE Brent Crude Oil Contracts (United Kingdom)	250	11/2026	20,202,280	(954,708)
ICE Cocoa Contracts (United States)	52	12/2026	2,878,720	527,817
ICE Coffee C Contracts (United States)	37	12/2026	4,365,769	741,793
ICE Cotton No 2 Contracts (United States)	88	12/2026	3,598,760	541,769
ICE Gas Oil Contracts (United Kingdom)	87	1/2027	8,546,275	905,823
ICE US Sugar Contracts (United States)	316	2/2027	5,496,378	65,443
LME Aluminum Contracts (United Kingdom)	115	9/2026	9,166,679	(622,858)
LME Aluminum Contracts (United Kingdom)	93	1/2027	7,381,247	45,479
LME Aluminum Contracts (United Kingdom)	120	11/2026	9,549,690	(898,878)
LME Lead Contracts (United Kingdom)	42	9/2026	1,952,591	(129,309)
LME Lead Contracts (United Kingdom)	33	1/2027	1,578,052	(9,623)
LME Lead Contracts (United Kingdom)	43	11/2026	2,028,568	(149,818)
LME Nickel Contracts (United Kingdom)	47	9/2026	4,842,335	(192,835)
LME Nickel Contracts (United Kingdom)	37	1/2027	3,870,399	125,424
LME Nickel Contracts (United Kingdom)	48	11/2026	4,983,618	(561,619)
LME Zinc Contracts (United Kingdom)	67	11/2026	6,100,149	267,985
LME Zinc Contracts (United Kingdom)	63	9/2026	5,772,643	545,367
LME Zinc Contracts (United Kingdom)	51	1/2027	4,620,128	81,190
NYMEX Heating Oil Contracts (United States)	46	12/2026	6,796,285	554,142
NYMEX WTI Crude Contracts (United States)	213	12/2026	15,979,120	579,887
NYMEX Gasoline RBOB Contracts (United States)	54	12/2026	5,624,871	243,120
NYMEX Natural Gas Contracts (United States)	443	12/2026	18,516,950	(400,972)
TOTAL LONG				(5,763,092)
SHORT
LME Aluminum Contracts (United Kingdom)	(115)	9/2026	(9,166,679)	962,995
LME Aluminum Contracts (United Kingdom)	(1)	1/2027	(79,368)	(23)
LME Aluminum Contracts (United Kingdom)	(120)	11/2026	(9,549,690)	(91,421)
LME Lead Contracts (United Kingdom)	(42)	9/2026	(1,952,591)	148,307
LME Lead Contracts (United Kingdom)	(43)	11/2026	(2,028,568)	12,597
LME Nickel Contracts (United Kingdom)	(47)	9/2026	(4,842,335)	553,602
LME Nickel Contracts (United Kingdom)	(48)	11/2026	(4,983,618)	(172,871)
LME Zinc Contracts (United Kingdom)	(67)	11/2026	(6,100,149)	(146,193)
LME Zinc Contracts (United Kingdom)	(63)	9/2026	(5,772,643)	(299,037)
TOTAL SHORT				967,956
TOTAL FUTURES CONTRACTS				(4,795,136)

Total Return Swaps
Underlying Reference(1)	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Notional Amount ($)	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	U.S. SOFR Index plus 11 basis points	At Maturity	Royal Bank of Canada	9/2026	61,000,000	713,830	0	713,830
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	U.S. SOFR Index plus 11 basis points	At Maturity	Royal Bank of Canada	9/2026	61,000,000	713,830	0	713,830
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	U.S. SOFR Index plus 11 basis points	At Maturity	JPMorgan Chase Bank NA	9/2026	61,000,000	713,830	0	713,830
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	U.S. SOFR Index plus 11 basis points	At Maturity	Citibank NA	9/2026	40,000,000	468,337	0	468,337
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	U.S. SOFR Index plus 11 basis points	At Maturity	Canadian Imperial Bank of Commerce	10/2026	59,000,000	690,798	0	690,798
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	U.S. SOFR Index plus 10 basis points	At Maturity	Goldman Sachs Bank USA	9/2026	42,000,000	492,019	0	492,019
Bloomberg Commodity Index 3M Forward Total Return	Receives	At Maturity	U.S. SOFR Index plus 11 basis points	At Maturity	Merrill Lynch International	9/2026	67,000,000	784,044	0	784,044
TOTAL RETURN SWAPS								4,576,688	0	4,576,688

(1)Represents floating rate.

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security or a portion of the security has been segregated as collateral for over the counter (OTC) derivatives. At period end, the value of securities pledged amounts to $26,094,705.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $18,048,467.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	356,271,587	752,696,069	573,360,810	17,629,648	(2,094)	1,691	535,606,443	535,499,343
	356,271,587	752,696,069	573,360,810	17,629,648	(2,094)	1,691	535,606,443

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Treasury Obligations	58,852,704	-	58,852,704	-

Money Market Funds	535,606,443	535,606,443	-	-
Total Investments in Securities:	594,459,147	535,606,443	58,852,704	-
Derivative Instruments:

Assets
Futures Contracts	7,437,566	7,437,566	-	-
Swaps	4,576,688	-	4,576,688	-
Total Assets	12,014,254	7,437,566	4,576,688	-

Liabilities
Futures Contracts	(12,232,702)	(12,232,702)	-	-
Total Liabilities	(12,232,702)	(12,232,702)	-	-
Total Derivative Instruments:	(218,448)	(4,795,136)	4,576,688	-
Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$58,852,704
Investments in securities, at value - affiliated issuers	535,606,443
Receivable for fund shares sold	1,603,423
Distributions receivable from affiliated funds	1,645,127
Bi-lateral OTC swaps, at value	4,576,688
Prepaid expenses	6,604
Total assets	602,290,989
Liabilities
Payable for fund shares redeemed	90,407
Payable for variation margin on futures contracts	526,837
Other payables and accrued expenses	1,366
Total liabilities	618,610
Net Assets	$601,672,379
Net assets consist of:
Paid in capital	534,925,049
Total accumulated earnings (loss)	66,747,330
Net Assets	$601,672,379

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($601,672,379/5,295,483 shares)	$113.62

Other Information
Unaffiliated issuers, cost	58,839,698
Affiliated issuers, cost	535,597,571
Consolidated Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - affiliated issuers	$17,629,648
Interest	1,513,274
Total investment income	19,142,922
Expenses
Custodian fees and expenses	5,804
Independent trustees' fees and expenses	1,065
Subsidiary directors' fees	15,546
Legal	6,768
Total expenses	29,183
Expense reimbursements and reductions	(480)
Total expenses after reductions	28,703
Net investment income (loss)	19,114,219
Net realized gain (loss)
Investments - unaffiliated issuers	(622)
Investments - affiliated issuers	(2,094)
Futures contracts	51,982,497
Swaps	31,117,906
Net realized gain (loss)	83,097,687
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	13,728
Investments - affiliated issuers	1,691
Futures contracts	1,114,610
Swaps	4,576,688
Total change in net unrealized appreciation (depreciation)	5,706,717
Net gain (loss)	88,804,404
Net increase (decrease) in net assets resulting from operations	$107,918,623

Consolidated Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,114,219	$11,945,447
Net realized gain (loss)	83,097,687	4,627,942
Change in net unrealized appreciation (depreciation)	5,706,717	2,422,488
Net increase (decrease) in net assets resulting from operations	107,918,623	18,995,877
Distributions to shareholders
Distributions to shareholders	(19,860,318)	(12,586,442)
Total distributions	(19,860,318)	(12,586,442)
Net increase (decrease) in net assets resulting from share transactions	129,220,977	154,259,658
Total increase (decrease) in net assets	217,279,282	160,669,093
Net Assets
Beginning of period	384,393,097	223,724,004
End of period	$601,672,379	$384,393,097
Consolidated Financial Highlights
Fidelity® Commodity Strategy Central Fund

Years ended July 31,	2026	2025	2024	2023 A	2022 A
Selected Per Share Data
Net asset value, beginning of period	$92.98	$90.00	$99.64	$141.68	$133.63
Income from Investment Operations
Net investment income (loss) B, C	3.96	4.14	5.04	4.04	.46
Net realized and unrealized gain (loss)	21.89	3.91	(8.39)	(14.61)	30.36
Total from investment operations	25.85	8.05	(3.35)	(10.57)	30.82
Distributions
Distributions from net investment income	(5.21)	(5.07)	(6.29)	(31.47)	(22.77)
Total distributions	(5.21)	(5.07)	(6.29)	(31.47)	(22.77)
Net asset value, end of period	$113.62	$92.98	$90.00	$99.64	$141.68
Total Return D	29.06%	9.43%	(3.57)%	(8.89)%	27.64%
Ratios and Supplemental Data C, E, F
Ratio of expenses to average net assets before reductions	.01%	.01%	.01%	-% G	-% G
Ratio of expenses to average net assets net of fee waivers, if any	.01%	.01%	.01%	-% G	-% G
Ratio of expenses to average net assets net of all reductions, if any	.01%	.01%	.01%	-% G	-% G
Ratio of net investment income (loss) to average net assets	3.73%	4.52%	5.44%	3.87%	.36%
Net assets, end of period	$601,672,379	$384,393,097	$223,724,004	$240,149,672	$739,650,872
Portfolio turnover rate H	-%	-%	-%	-%	-%

APer share amounts have been adjusted to reflect the impact of the 1 for 23 reverse share split that occurred on November 18, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Consolidated Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Commodity Strategy Central Fund (the Fund) is a fund of Fidelity Oxford Street Trust II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds).

  2. Consolidated Subsidiary.
Commodity-related investments are held through a wholly owned subsidiary (Subsidiary). As of period end, investments in Subsidiaries were as follows:

	Subsidiary Name	Net Assets of Subsidiary ($)	% of Fund's Total Assets
Fidelity® Commodity Strategy Central Fund	Geode Commodity Return Central Cayman Ltd.	112,112,776	18.6

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

  3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index, interest rate curves, credit spread curves, default possibilities and recovery rates.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Consolidated Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income.  Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the Consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: capital loss carryforwards and controlled foreign corporations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Commodity Strategy Central Fund	594,132,635	4,371,661	-	4,371,661

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Commodity Strategy Central Fund	99,588,980	(34,612,222)	1,770,568

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity® Commodity Strategy Central Fund	(34,612,222)	-	(34,612,222)

Due to large subscriptions in a prior period, certain capital loss carryforwards will be subject to an annual limitation on their availability to offset future capital gains as follows:

	Capital Loss Carryforwards Subject to Limitation ($)	Approximate Annual Limitation ($)
Fidelity® Commodity Strategy Central Fund	(32,253,447)	(411,607)

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Total ($)
Fidelity® Commodity Strategy Central Fund	19,860,318	19,860,318

July 31, 2025
	Ordinary Income ($)	Total ($)
Fidelity® Commodity Strategy Central Fund	12,586,442	12,586,442

  4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party. Derivatives were primarily used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Commodity Risk	Commodity risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties

On certain OTC derivatives such as bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. Upon entering into a swap, a fund is required to post an initial collateral amount (referred to as "Independent Amount"), as defined in the ISDA Master Agreement. A fund is required to post additional collateral for the benefit of counterparties to meet the counterparty's unrealized appreciation on outstanding swap contracts and any such posted collateral is identified on the Consolidated Schedule of Investments. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Consolidated Schedule of Investments.

Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange's clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Consolidated Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® Commodity Strategy Central Fund
Commodity Risk
Futures Contracts	7,437,566	(12,232,702)	51,982,497	1,114,610
Swaps	4,576,688	-	31,117,906	4,576,688
Total Commodity Risk	12,014,254	(12,232,702)	83,100,403	5,691,298

Totals	12,014,254	(12,232,702)	83,100,403	5,691,298

Value of Derivative Assets/Liabilities Legend
For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Consolidated Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-item(s).

For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® Commodity Strategy Central Fund
Futures	367,187,977
Swaps	248,500,000

Futures Contracts.  A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the commodities market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Consolidated Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any unamortized upfront premiums are presented in the Consolidated Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Consolidated Statement of Operations.

Any open swaps at period end are included in the Consolidated Schedule of Investments under the caption "Swaps".

Total Return Swaps. Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, a fund will receive a payment from or make a payment to the counterparty at the specified payment frequency. A fund enters into total return swaps to manage its market exposure.

  5. Fees and Other Transactions with Affiliates.
Management Fee and Administrative Agreement. Geode Capital Management, LLC (the investment adviser)  provides the Fund with investment management related services.

The Fund does not pay a management fee for these services.

Under the management contract, the investment adviser pays all other operating expenses, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

FMR provides administrative services to the Fund and the Fund does not pay a fee for these services. The investment adviser also provides investment management services to the Subsidiary. The Subsidiary does not pay the investment adviser a fee for these services. The Subsidiary pays certain other expenses including custody and directors' fees.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. During the period, there were no interfund trades.

  6. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Commodity Strategy Central Fund	480

  7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Commodity Strategy Central Fund
Fidelity® Commodity Strategy Central Fund	19,860,318	12,586,442
Total	19,860,318	12,586,442

  8. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Commodity Strategy Central Fund
Shares sold	2,946,522	1,872,489	318,350,379	175,589,325
Reinvestment of distributions	211,894	144,693	19,860,318	12,586,442
Shares redeemed	(1,996,959)	(369,060)	(208,989,720)	(33,916,109)
Net increase (decrease)	1,161,457	1,648,122	129,220,977	154,259,658

  9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

  10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Oxford Street Trust II and Shareholders of Fidelity Commodity Strategy Central Fund

Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity Commodity Strategy Central Fund and its subsidiary ( the "Fund") as of July 31, 2026, the related consolidated statement of operations for the year ended July 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended July 31, 2026 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the five years in the period ended July 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2026

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 7.44% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $11,122,365 of distributions paid in the calendar year 2025 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $15,164,369 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.901057.116
CRC-ANN-0926

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Oxford Street Trust II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2026

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	September 22, 2026